CERTIFICATION OF CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the accompanying Quarterly Report On Form 10-QSB of Global Earth Energy, Inc. for the quarter ending February 29, 2008, I, Edmund J. Gorman, Chief Financial Officer of Global Earth Energy, Inc., hereby certify pursuant to 18U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     1.     Such Quarterly Report on Form 10-QSB for the quarter ending February 29, 2008, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.     The information contained in such Quarterly Report on Form 10-QSB for the quarter ending February 29, 2008, fairly presents, in all material respects, the financial condition and results of operations of Global Earth Energy, Inc.

     Dated: April 17, 2008

                                   /s/  Edmund J. Gorman
                                    Edmund J. Gorman , Chief Financial Officer of
                                   Global Earth Energy, Inc.